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                                                             UNITED STATES
                                                  SECURITIES AND EXCHANGE COMMISSION
                                                         Washington, DC 20549

                                                 -------------------------------------

                                                               FORM 8-K

                                                            CURRENT REPORT
                                                  Pursuant to Section 13 or 15(d) of
                                                  The Securities Exchange Act of 1934

                                           Date of Report (Date of earliest event reported)

                                                           October 24, 2005

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                                                          ACXIOM CORPORATION
                                        (Exact name of registrant as specified in its charter)

                        Delaware                                0-13163                              71-0581897
             (State or other jurisdiction of           (Commission File Number)                    (IRS Employer
                      incorporation)                                                             Identification No.)

                                                   1 Information Way, P.O. Box 8180
                                                   Little Rock, Arkansas 72203-8180
                                     (Address of principal executive offices, including zip code)

                                                            (501)-342-1000
                                         (Registrant's telephone number, including area code)

                                                            Not Applicable
                                     (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.  Other Events

The Registrant issued a press release, dated October 24, 2005 (the "Press Release"), which is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(c)  Exhibits.

Exhibit No.    Description

99.1           Press Release

                                                              SIGNATURES

          Pursuant to the requirements of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                          ACXIOM CORPORATION

                                                       By:   /s/ Jerry C. Jones
                                                          -----------------------------------------------------
                                                          Jerry C. Jones
                                                          Business Development/Legal Leader

Date:  October 25, 2005

                                                             EXHIBIT INDEX

Exhibit No.    Description

99.1           Press Release